Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------

Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Aug-01

Collection Period                                                         July 2, 2001           to                 August 1, 2001
Determination Date                                                      August 9, 2001
Distribution Date                                                      August 14, 2001

Available Amounts
-----------------

           Scheduled Payments plus Payaheads, net of Excluded Amounts                            6,634,190.46
           Prepayment Amounts                                                                    1,821,575.54
           Recoveries                                                                            1,451,845.94
           Investment Earnings on Collection Account and Reserve Fund                               13,209.50
           Late Charges                                                                              5,125.66
           Servicer Advances                                                                             0.00

           Total Available Amounts                                                               9,925,947.10
           -----------------------                                                              -------------

Payments on Distribution Date
-----------------------------

   (A)/**/ Trustee Fees (only applicable pursuant to an Event of Default)                                0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                                0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                          0.00

   (C)     Interest due to Class A-1 Notes                                                               0.00

   (D)     Interest due to Class A-2 Notes                                                               0.00

   (E)     Interest due to Class A-3 Notes                                                         537,096.26

   (F)     Interest due to Class A-4 Notes                                                         380,594.75

   (G)     Interest due to Class B Notes                                                            16,564.72

   (H)     Interest due to Class C Notes                                                            16,901.80

   (I)     Interest due to Class D Notes                                                            28,545.26

   (J)     Interest due to Class E Notes                                                            18,356.02

   (K)     Class A-1 Principal Payment Amount                                                            0.00

   (L)     Class A-2 Principal Payment Amount                                                            0.00

   (M)     Class A-3 Principal Payment Amount                                                    8,927,888.29

   (N)     Class A-4 Principal Payment Amount                                                            0.00

   (O)     Class B Principal Payment Amount                                                              0.00

   (P)     Class C Principal Payment Amount                                                              0.00

   (Q)     Class D Principal Payment Amount                                                              0.00

   (R)     Class E Principal Payment Amount                                                              0.00

   (S)     Additional principal to Class A-1 Notes                                                       0.00

   (T)     Additional Principal to Class A-2 Notes                                                       0.00

   (U)     Additional Principal to Class A-3 Notes                                                       0.00

   (V)     Additional Principal to Class A-4 Notes                                                       0.00

   (W)     Additional Principal to Class B Notes                                                         0.00

   (X)     Additional Principal to Class C Notes                                                         0.00

   (Y)     Additional Principal to Class D Notes                                                         0.00

   (Z)     Additional Principal to Class E Notes                                                         0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                              0.00
   (AB)    Deposit to the Reserve Fund                                                                   0.00
   (AC)    Excess to Certificateholder                                                                   0.00

           Total distributions to Noteholders and Certificateholders                             9,925,947.10
           ---------------------------------------------------------                             ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                                                                         0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                                0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------


   (i)     Servicing Fee Percentage                                                                                      0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                    166,917,058.16
  (iii)    Servicing Fee  (((i) / 12) x  (ii))                                                                           0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                           0.00
           Total Servicing Fee due and accrued ((iii) + (iv))                                                            0.00
           Servicing Fee carried forward                                                                                 0.00

           Monthly Servicing Fee distributed                                                                             0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                                              -
           Class A-1 Interest Rate                                                                                    6.12905%
           Number of days in Accrual Period                                                                                31
           Current Class A-1 interest due                                                                                0.00
           Class A-1 interest accrued but not paid in prior periods                                                      0.00
           Total Class A-1 interest due                                                                                  0.00
           Class A-1 interest carried forward                                                                            0.00

           Class A-1 interest distribution                                                                               0.00


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                                              -
           Class A-2 Interest Rate                                                                                    6.50000%
           Current Class A-2 interest due                                                                                0.00
           Class A-2 interest accrued but not paid in prior periods                                                      0.00
           Total Class A-2 interest due                                                                                  0.00
           Class A-2 interest carried forward                                                                            0.00

           Class A-2 interest distribution                                                                               0.00


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                                                                  96,919,626.15
           Class A-3 Interest Rate                                                                                    6.65000%
           Current Class A-3 interest due                                                                          537,096.26
           Class A-3 interest accrued but not paid in prior periods                                                      0.00
           Total Class A-3 interest due                                                                            537,096.26
           Class A-3 interest carried forward                                                                            0.00

           Class A-3 interest distribution                                                                         537,096.26



Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                                                                  67,262,695.00
           Class A-4 Interest Rate                                                                                    6.79000%
           Current Class A-4 interest due                                                                          380,594.75
           Class A-4 interest accrued but not paid in prior periods                                                         -
           Total Class A-4 interest due                                                                            380,594.75
           Class A-4 interest carried forward                                                                               -

           Class A-4 interest distribution                                                                         380,594.75


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                     2,889,195.95
           Class B Interest Rate                                                                                      6.88000%
           Current Class B interest due                                                                             16,564.72
           Class B interest accrued but not paid in prior periods                                                           -
           Total Class B interest due                                                                               16,564.72
           Class B interest carried forward                                                                                 -

           Class B interest distribution                                                                            16,564.72

Class C Interest Schedule
--------------------------

           Opening Class C principal balance                                                                       2,889,195.95
           Class C Interest Rate                                                                                        7.02000%
           Current Class C interest due                                                                               16,901.80
           Class C interest accrued but not paid in prior periods                                                             -
           Total Class C interest due                                                                                 16,901.80
           Class C interest carried forward                                                                                   -

           Class C interest distribution                                                                              16,901.80


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                       4,622,713.40
           Class D  Interest Rate                                                                                       7.41000%
           Current Class D interest due                                                                               28,545.26
           Class D interest accrued but not paid in prior periods                                                          0.00
           Total Class D interest due                                                                                 28,545.26
           Class D interest carried forward                                                                                0.00

           Class D interest distribution                                                                              28,545.26


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                                       2,311,358.38
           Class E Interest Rate                                                                                        9.53000%
           Current Class E interest due                                                                               18,356.02
           Class E interest accrued but not paid in prior periods                                                          0.00
           Total Class E interest due                                                                                 18,356.02
           Class E interest carried forward                                                                                0.00

           Class E interest distribution                                                                              18,356.02


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                              January 6, 2001
   (i)     Opening Class A-1 principal balance                                                                             0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance                           176,894,782.83
  (iii)    ADCB as of last day of the Collection Period                                                          158,305,438.86
           Monthly Principal Amount ( (ii) - (iii) )                                                              18,589,343.97
   (iv)    Class A-1 Principal Payment Amount                                                                              0.00
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                  0.00
           Class A-1 Principal Payment Amount distribution                                                                 0.00
           Principal carryforward Class A-1                                                                                0.00

           Class A-1 Principal Balance after current distribution                                                          0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                            164,182,321.15
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                                        148,807,112.53
           Class A Principal Payment Amount                                                                       15,375,208.62
           Funds available for distribution after Class A-1 distribution                                           8,927,888.29


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                                             0.00
           Class A-2 Principal Payment Amount                                                                              0.00
           Class A-2 Principal Payment Amount distribution                                                                 0.00
           Principal carryforward Class A-2                                                                                0.00

           Class A-2 principal balance after current distribution                                                          0.00

Class A-3 Principal Schedule
----------------------------

           Opening Class A-3 principal balance                                                                    96,919,626.15
           Class A-3 Principal Payment Amount                                                                     15,375,208.62
           Class A-3 Principal Payment Amount distribution                                                         8,927,888.29
           Principal carryforward Class A-3                                                                       (6,447,320.33)

           Class A-3 principal balance after current distribution                                                 87,991,737.86


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                                    67,262,695.00
           Class A-4 Principal Payment Amount                                                                              0.00
           Class A-4 Principal Payment Amount distribution                                                                 0.00
           Principal carryforward Class A-4                                                                                0.00

           Class A-4 principal balance after current distribution                                                 67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                                       2,889,195.95
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                                          1,978,818.17
           Class B Floor                                                                                           6,637,571.10
           Class B Principal Payment Amount due                                                                            0.00
           Class B Principal Payment Amount distribution                                                                   0.00
           Principal carryforward Class B                                                                                  0.00

           Class B principal balance after current distribution                                                    2,889,195.95


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                                       2,889,195.95
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                                          1,978,818.17
           Class C Floor                                                                                           2,889,195.95
           Class C Principal Payment Amount due                                                                            0.00
           Class C Principal Payment Amount distribution                                                                   0.00
           Principal carryforward Class C                                                                                  0.00

           Class C principal balance after current distribution                                                    2,889,195.95


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                                       4,622,713.40
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                                          3,166,108.98
           Class D Floor                                                                                           4,622,713.40
           Class D Principal Payment Amount due                                                                            0.00
           Class D Principal Payment Amount distribution                                                                   0.00
           Principal carryforward Class D                                                                                  0.00

           Class D principal balance after current distribution                                                    4,622,713.40


Class E Principal Schedule
--------------------------

           Opening Class E principal balance                                                                       2,311,356.38
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                                          1,583,054.27
           Class E Floor                                                                                           2,311,356.38
           Class E Principal Payment Amount due                                                                      728,302.11
           Class E Principal Payment Amount distribution                                                                   0.00
           Principal carryforward Class E                                                                            728,302.11

           Class E principal balance after current distribution                                                    2,311,356.38

Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                                       Yes
           Monthly Principal Amount                                                                               18,589,343.97
           Sum of Principal Payments payable on all classes                                                       16,103,510.73
           Additional Principal payable                                                                            2,485,833.24
           Additional Principal available, if payable                                                                      0.00

           Class A-1 Additional Principal allocation                                                                       0.00
           Class A-1 principal balance after current distribution                                                             -

           Class A-2 Additional Principal allocation                                                                       0.00
           Class A-2 principal balance after current distribution                                                             -

           Class A-3 Additional Principal allocation                                                                       0.00
           Class A-3 principal balance after current distribution                                                 87,991,737.86

           Class A-4 Additional Principal allocation                                                                       0.00
           Class A-4 principal balance after current distribution                                                 67,262,695.00

           Class B Additional Principal allocation                                                                         0.00
           Class B principal balance after current distribution                                                    2,889,195.95

           Class C Additional Principal allocation                                                                         0.00
           Class C principal balance after current distribution                                                    2,889,195.95

           Class D Additional Principal allocation                                                                         0.00
           Class D principal balance after current distribution                                                    4,622,713.40

           Class E Additional Principal allocation                                                                         0.00
           Class E principal balance after current distribution                                                    2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                                        0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                      166,917,058.16
  (iii)    Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                 55,639.02

   (iv)    Servicing Fee accrued but not paid in prior periods                                                       405,649.13

           Total Servicing Fee due and accrued ( (iii) + (iv) )                                                      461,288.15

           Servicing Fee carried forward                                                                             461,288.15


           Monthly Servicing Fee distributed                                                                               0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                                          365,558,126.61
           10% of Initial ADCB                                                                                    36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date                       176,894,782.83

           ADCB as of the end of the Collection Period                                                           158,305,438.86
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                       1,238,263.48
           Prior month Reserve Fund balance                                                                        1,170,398.75
           Deposit to Reserve Fund - excess funds                                                                          0.00
           Interim Reserve Fund Balance                                                                            1,170,398.75
           Current period draw on Reserve Fund for Reserve Interest Payments                                               0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                              0.00
           Excess to Certificateholder                                                                                     0.00
           Ending Reserve Fund balance                                                                             1,170,398.75

           Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                             0.66%
           Investment Earnings on Reserve Account                                                                      3,590.27

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                         -
           Initial Class A-1 principal balance                     93,400,101.00

           Note factor                                               0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                      0.00
           Initial Class A-2 principal balance                     77,498,323.00

           Note factor                                               0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                             87,991,737.86
           Initial Class A-3 principal balance                    105,463,520.00

           Note factor                                               0.834333406


           Class A-4
           ---------
           Class A-4 principal balance                             67,262,695.00
           Initial Class A-4 principal balance                     67,262,695.00

           Note factor                                               1.000000000


           Class B
           -------
           Class B principal balance                                2,889,195.95
           Initial Class B principal balance                        4,569,477.00

           Note factor                                               0.632281539


           Class C
           -------
           Class C principal balance                                2,889,195.95
           Initial Class C principal balance                        4,569,477.00

           Note factor                                               0.632281539


           Class D
           -------
           Class D principal balance                                4,622,713.40
           Initial Class D principal balance                        7,311,163.00

           Note factor                                               0.632281540

           Class E
           -------
           Class E principal balance                                2,311,356.38
           Initial Class E principal balance                        3,655,581.00

           Note factor                                               0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
  (i)      Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          176,894,782.83
  (ii)     Overcollateralization Balance as of the preceding Distribution Date                                                0.00
  (iii)    Monthly Principal Amount                                                                                  18,589,343.97
  (iv)     Available Amounts remaining after the payment of interest                                                  8,927,888.29
  (v)      ADCB as of the end of the Collection Period                                                              158,305,438.86
           Cumulative Loss Amount                                                                                     9,661,455.68


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                                        1.8600%
           Initial ADCB                                                                                             365,558,126.61
           Cumulative Loss Amount for current period                                                                  9,661,455.68
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes Class E Notes and
           Overcollateralization Balance                                                                              9,823,265.73
           Class B Floor                                                                                              6,637,571.10


Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                                         1.4725%
           Initial ADCB                                                                                             365,558,126.61
           Cumulative Loss Amount for current period                                                                  9,661,455.68
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and Overcollateralization Balance      6,934,069.78
           Class C Floor                                                                                              2,889,195.95


Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                                         1.0850%
           Initial ADCB                                                                                             365,558,126.61
           Cumulative Loss Amount for current period                                                                  9,661,455.68
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                     2,311,356.38
           Class D Floor                                                                                              4,622,713.40


Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                                         0.4650%
           Initial ADCB                                                                                             365,558,126.61
           Cumulative Loss Amount for current period                                                                  9,661,455.68
           Overcollateralization Balance                                                                                      0.00
           Class E FLoor                                                                                              2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred (Yes/No)                                                                                       No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                             365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                             2,337,681.79
           Percentage of Substitute Contracts replacing materially modified contracts                                   .006394829

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                 No

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payments modifications                                                0.000805765
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                     No
           Any Skipped Payments have been deferred later than January 1, 2006                                                   No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                  166,917,058.16
          Principal collections                                                                                     (5,710,562.85)
          Prepayment Amounts                                                                                        (1,810,838.78)
          Defaulted Contracts                                                                                       (1,126,923.73)
          Change in payheads                                                                                          (103,294.14)
          Other Items including Substitutions and Repurchases                                                                0.00
ADCB as of the last day of the Collection Period                                                                   158,306,438.86

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                        1,126,923,73
Number of Contracts that became Defaulted Contracts during the period                                                          12
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     8.54%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                           1,806,830.55
Number of Prepaid Contracts as of the last day of the Collection Period                                                         3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                     1,451,845.94

Cumulative Servicer Advances paid by the Servicer                                                                   15,971,577.06
Cumulative reimbursed Servicer Advances                                                                             15,971,577.06


Delinquencies and Losses                                                     Dollars                                   Percent
------------------------                                                     -------                                   -------
           Current                                                      144,593,363.84                                      91.34%
           31-60 days past due                                            6,157,085.72                                       3.89%
           61-90 days past due                                            1,927,806.05                                       1.22%
           Over 90 days past due                                          5,627,183.25                                       3.55%
           Total                                                        158,305,438.86                                    100.000%

           31+ days past due                                             13,712,075.02                                       8.66%

   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                15,750,465.98
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                     3,687,184.58
           Cumulative net losses to date  ( (i) - (ii) )                                                            12,063,281.40
           Cumulative net losses as a percentage of the initial ADCB                                                         3.30%